UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2006

Date of Report (Date of earliest event reported)

FOREVERGREEN WORLDWIDE CORPORATION

(Exact name of small business issuer as specified in its charter)

Nevada (State of incorporation)	000-26973 (Commission File No.)	87-0621709 (I.R.S. Employer Identification No.)
972 North 1430 West, Orem, Utah (Address of principal executive offices)		84057 (Zip code)

Registrant's telephone number, including area code:  (801) 655-5500

WHOLE LIVING, INC.

(Former name)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01

Other Events

Whole Living, Inc. executed an Agreement and Plan of Share Exchange, dated December 14, 2006, with ForeverGreen International, LLC.  As part of that agreement Whole Living agreed to file a certificate of amendment to our articles of incorporation to change the corporation’s name to “ForeverGreen Worldwide Corporation”.   Accordingly, on December 14, 2006 Whole Living filed the certificate of amendment to our articles of incorporation to change the corporation name.  Customary notification of the name change was provided to NASDAQ and it effected a change of our trading symbol on the OTC Bulletin Board to  “FVRG” at the open of business on December 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ForeverGreen Worldwide Corporation

Date: December 29, 2006

By:    /s/ Ronald Williams

Ronald Williams, President